SUP-0103-0115-0218

AB CAP FUND, INC.

-AB Asia ex-Japan Equity Portfolio

AB BOND FUND, INC.

-AB Credit Long/Short Portfolio

Supplement dated February 8, 2018 to the Summary Prospectuses and Prospectuses (the “Prospectuses”) dated February 28, 2017 for AB Asia ex-Japan Equity Portfolio and January 31, 2018 for AB Credit Long/Short Portfolio (each a “Fund” and collectively the “Fund”).

At a meeting held on February 6-7, 2018, the Boards of Directors of AB Cap Fund, Inc. and AB Bond Fund, Inc. approved the liquidation and dissolution of AB Asia ex-Japan Equity Portfolio and AB Credit Long/Short Portfolio, respectively. Effective immediately, each Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, each Fund will continue to offer its shares although without an initial sales charge. Each Fund expects to make the liquidating distributions on or shortly after April 20, 2018.

In connection with the liquidation, the Board approved the immediate suspension of each Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Fund’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of each Fund, and may exchange shares of the Fund for shares of the same class of other AB Mutual Funds, until April 18, 2018. Shareholders should be aware that each Fund will convert its assets to cash and/or cash equivalents approximately three (3) weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

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Effective immediately, the following chart for AB Credit Long/Short Portfolio replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Fund.

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2014	Senior Vice President of the Adviser

Ivan Rudolph-Shabinsky	Since 2014	Senior Vice President of the Adviser

Robert Schwartz	Since 2014	Senior Vice President of the Adviser

Effective immediately, the following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectuses for AB Credit Long/Short Portfolio with respect to the Fund.

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AB Credit Long/Short Portfolio Credit Long/Short Investment Team	Gershon M. Distenfeld; since 2014; Senior Vice President of the Adviser and Co-Head of Fixed Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

	Ivan Rudolph-Shabinsky; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

	Robert Schwartz; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2013.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0115-0218

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